                      SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        Trans Global Services, Inc.
        (Name of Registrant as Specified In Its Charter)

                                N.A.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)
        (2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.
1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                         Trans Global Services, Inc.
                       1393 Veterans Memorial Highway
                         Hauppauge, New York 11788

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                August 13, 1998

NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Trans Global Services, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 1393 Veterans Memorial Highway, Hauppauge, New York 11788 on August 13, 1998, at 9:00 A.M. local time, for the purpose of considering and acting upon the following matters:

(1) The election of five (5) directors to serve until the 1999 Annual Meeting of Stockholders and until their successors shall be elected and qualified;

(2) The approval of an amendment to the Company's certificate of incorporation to decrease the number of shares of authorized preferred stock, par value $.01 per share, from 20,000,000 shares to 5,000,000 shares and to decrease the number of shares of authorized common stock, par value $.01 per share, from 50,000,000 shares to 25,000,000 shares.

(3) The approval of the 1998 Long-Term  Incentive Plan.

(4) The approval of Moore Stephens, P.C. as the Company's independent certified public accountants for the year ending December 31, 1998; and

(5) The transaction of such other and further business as may properly come before the meeting.

The Board of Directors of the Company has fixed the close of business on June 22, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the 1998 Annual Meeting. A list of stockholders eligible to vote at the 1998 Annual Meeting will be available for inspection during normal business hours for purposes germane to the meeting during the ten days prior to the meeting at the offices of the Company, 1393 Veterans Memorial Highway, Hauppauge, New York 11788.

The enclosed Proxy Statement contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the Company's Annual Report to Stockholders for 1997 is being mailed with this Proxy Statement.

                                     By order of the Board of Directors

                                     Glen R. Charles

Hauppauge, New York
July 8, 1998

THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY, AND CERTAIN OF THE MATTERS REQUIRE THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT

                                    PROXY STATEMENT
                        1998 Annual Meeting of Stockholders

                                 GENERAL INFORMATION

The accompanying proxy and this Proxy Statement are furnished in connection with the solicitation by the Board of Directors of Trans Global Services, Inc., a Delaware corporation (the "Company"), of proxies for use at the Company's 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company, 1393 Veterans Memorial Highway, Hauppauge, New York 11788, on August 13, 1998 at 9:00 A.M. or at any adjournment thereof. This Proxy Statement and the related proxy and the 1996 Annual Report to Stockholders (the "Annual Report") are being mailed to stockholders of the Company on or about July 10, 1998.

At the Annual Meeting, stockholders will vote on (a) the election of five (5) directors to serve until the 1999 Annual Meeting of Stockholders and until their successors shall be elected and qualified, (b) the approval of an amendment to the Company's certificate of incorporation to decrease the number of shares of authorized preferred stock, par value $.01 per share, from 20,000,000 shares to 5,000,000 shares and to decrease the number of shares of authorized common stock, par value $.01 per share, from 50,000,000 shares to 25,000,000 shares,
(c) the approval of the 1998 Long-Term Incentive Plan, (d) the approval of Moore Stephens, P.C. as the Company's independent certified public accountants for the year ending December 31, 1998, and (e) the transaction of such other and further business as may properly come before the meeting. The Board of Directors does not know of any other matters which will be voted upon at the Annual Meeting.

Stockholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting.

Record Date; Outstanding Shares; Voting Rights and Proxies

Stockholders of record at the close of business on June 22, 1998 (the "Record Date"), are entitled to notice and to vote at the Annual Meeting. As of the close of business on the Record Date there were outstanding 3,819,716 shares of common stock of the Company ("Common Stock"). The holders of the Common Stock are entitled to one vote for each share owned of record on the Record Date.

The presence in person or by proxy of holders of a majority of the shares of voting stock of the Company entitled to be voted will constitute a quorum for the transaction of business at the Annual Meeting. If a stockholder files a proxy or attends the Annual Meeting, his or her shares are counted as being present at the Annual Meeting for purposes of determining whether there is a quorum, even if the stockholder abstains from voting on all matters. The vote required for the election of directors and approval of other proposals is set forth in the discussion of each proposal.

Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that his or her shares are voted at the Annual Meeting. The return of a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving a written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person. There is no required form for a proxy revocation. All properly executed proxies not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein.

If a proxy is signed and returned, but no specification is made with respect to any or all of the proposals listed therein, the shares represented by such proxy will be voted for all the proposals, including the Election of Directors. Abstentions and broker non-votes are not counted as votes "for" or "against" a proposal, but where the affirmative vote on the subject matter is required for approval, abstentions and broker non-votes are counted in determining the number of shares present or represented.

Anticipated Vote of Principal Stockholders

SIS Capital Corp. ("SISC"), the Company's principal stockholder,  and Mr. Joseph
G. Sicinski, president and chief executive officer of the Company, hold, in the aggregate, 1,804,993 shares of Common Stock, representing 47.25% of the outstanding Common Stock on the Record Date. Such stockholders have advised the Company that they intend to vote their shares in favor of all of the proposals submitted by the Board of Directors at the Annual Meeting. SISC is a wholly-owned subsidiary of Consolidated Technology Group Ltd. ("Consolidated"), which is a public corporation. See "Beneficial Ownership of Securities and Security Holdings of Management"

Cost of Solicitation

The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by mail, directors, officers and employees of the Company, who will receive no compensation in addition to their regular salary, may solicit proxies by mail, telecopier, telephone or personal interview. The Company will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the Common Stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.


    BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY HOLDINGS OF MANAGEMENT

Set forth below is information as of May 31, 1998, as to each person owning of record or known by the Company, based on information provided to the Company by the persons named below, to own beneficially at least 5% of the Company's Common Stock and all officers and directors as a group.

Beneficial Ownership of Securities and Security Holdings of Management
   [Continued]
Name and Address-1                 Shares               Percent of Outstanding
                                                        Common Stock
SIS Capital Corp.
Consolidated Technology Group Ltd.
160 Broadway
New York, NY 10038                1,529,994             40.1%

Joseph G. Sicinski
1393 Veterans Memorial Highway
Hauppauge, NY 11788                 609,944-2           14.7%

Lewis S. Schiller
249 Saw Mill River Road
Elmsford, NY 10523                  316,668-3            8.0%

James L. Conway                       2,000              *

Edwart D. Bright                         --              --

Donald Chaifetz                          --              --

Seymour Richter                          --              --

All directors and officers as
a group (three individuals owning
stock or warrants)                  648,610-2,4        16.0%

*       Less than 1%.

1 Unless otherwise indicated, each person has the sole voting and sole investment power and direct beneficial ownership of the shares.

2  Represents  (a) 274,999  shares of Common  Stock owned by Mr.  Sicinski,  (b)
184,945  shares of Common Stock  issuable  pursuant to stock options held by Mr.
Sicinski to the extent  that such  options are  presently  exercisable,  and (b)
150,000 shares issuable upon exercise of a warrant held by Mr. Sicinski.

3 Includes  158,333  shares  issuable  upon the exercise of warrants held by Mr.
Schiller.  Does not include any shares owned by DLB, Inc., which is owned by Mr.
Schiller's wife. Mr. Schiller disclaims beneficial interest in DLB, Inc. or any securities owned by DLB, Inc.

4 Includes 36,666 shares of Common Stock issuable upon exercise of an incentive stock option held by one other officer.

                           ELECTION OF DIRECTORS

Directors of the Company are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. The bylaws of the Company provide that the number of directors comprising the whole board shall be determined from time to time by the Board of Directors. The Board of Directors has established the size of the board for the ensuing year at five directors and is recommending that the five incumbent directors of the Company be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board of Directors, and any share represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of director.

The Board of Directors is presently comprised of five individuals, Messrs. Joseph G. Sicinski, Edward D. Bright, Donald Chaifetz, James L. Conway and Seymour Richter. Mr. Sicinski was elected at the 1997 Annual Meeting of Stockholders, for which proxies were solicited. Messrs. Bright, Chaifetz and Richter were elected to the board in April 1998, effective upon the resignation of Messrs. Lewis S. Schiller, Norman J. Hoskin and E. Gerald Kay, who were elected at the 1997 Annual Meeting. Mr. Conway was elected to the board in June 1998.

The following table sets forth certain information concerning the nominees for director:

Name                       Age             Position with the Company

Joseph G. Sicinski         66              President, chief executive officer
                                           and director
Edward D. Bright-1         61              Chairman of the board and director
Donald Chaifetz-1          65              Director
James L. Conway-2          49              Director
Seymour Richter-1,2        61              Director

1       Member of the compensation committee.
2       Member of the audit committee.

Mr. Joseph G. Sicinski has been president and a director of the Company and its predecessor since September 1992 and chief executive officer since April 1998.
For more than eight years prior thereto, he was executive vice president of corporate marketing for Interglobal Technical Services, Inc., which was engaged in providing technical temporary staffing services. Mr. Sicinski is also a director of Netsmart Technologies, Inc. ("Netsmart"), a publicly-held company that markets medical information systems of which SISC, the Company's principal stockholder, is a major stockholder.



Mr. Edward D. Bright has been a director of the Company since April 1998. In April 1998, Mr. Bright was also elected as chairman, secretary, treasurer and a director of Consolidated, the parent company of SISC, and a director of Netsmart. Consolidated, through SISC, is the principal stockholder of the Company and, through another subsidiary, offers telecommunications services. From January 1996 until April 1998, Mr. Bright was an executive officer of or advisor to Creative Socio Medics Corp. ("CSM"), a subsidiary of Netsmart which was acquired by Netsmart from Advanced Computer Techniques, Inc. ("ACT") in June 1994. From June 1994 until January 1996, he was chief executive officer of Netsmart. He was a senior executive officer and a director of CSM and ACT for more than two years prior to June 1994.

Mr. Donald Chaifetz has been a director of the Company since April 1998. Mr. Chaifetz is a principal of Maldon Co., Inc., an importing company. Mr. Chaifetz has been in the importing business for more than the past five years. He was also elected as a director of Consolidated in April 1998.

Mr. James L. Conway has been a director of the Company since June 1998. He has been president and a director of Netsmart since January 1996 and chief executive officer of Netsmart since April 1998. From 1993 until April 1998, he was president of S-Tech Corporation, which, until April 1998, was a wholly-owned subsidiary of Consolidated which manufactures specialty vending equipment for postal, telecommunication and other industries. From 1990 to 1993, he was a consultant to General Aero Products Corp., a Long Island based defense manufacturing firm as debtor in possession following its filing under Chapter 11 of the Federal Bankruptcy Act in 1989.

Mr. Seymour Richter has been a director of the Company since April 1998. In April 1998, he was also elected president, acting chief executive officer and a director of Consolidated and a director of Netsmart. From July 1995 until April 1998, Mr. Richter was employed by Patterson Travis Operating Account Inc., a private company that makes investments for its own account. For more than five years prior thereto, he was the chief executive officer of Touch Base Ltd., an independent selling organization in the apparel industry.

During 1997, Mr. Lewis Schiller, Consolidated and SISC did not file Form 4 or Form 5 pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to their acquisition of certain securities. Mr. Schiller is no longer a director or officer of the Company.

The Company's certificate of incorporation provides that, to the fullest extent permitted under Delaware law, a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty of a director. These provisions do not affect the liability of any director under Federal or applicable state securities laws.

Approval Required

Provided that a quorum is present at the Annual Meeting, the five directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

The Board of Directors recommends a vote FOR the nominees listed above.

Meetings, Committees of the Board of Directors and Directors Compensation

In 1997, the Board of Directors created audit and compensation committees. The audit committee has the authority to approve the Company's audited financial statements, to meet with the Company's independent auditors, to review with the auditors and with management any management letter issued by the auditors and to generally exercise the power normally accorded an audit committee of a public corporation.

     In addition, any transactions between the Company or its subsidiaries, on the one hand, and any officer, director or principal stockholder or any affiliate of any officer, director or principal stockholder, on the other hand, requires the prior approval of the audit committee.

The  compensation  committee  serves  as the  stock  option  committee  for  the
Company's   stock   option  plans  and  reviews  and  approves  any  changes  in compensation for the Company's executive officers.

During 1997, the compensation committee had one meeting and the audit committee did not have any meetings.

Excluding actions by unanimous written consent, during 1997 the Board of Directors held three meetings. Mr. Joseph G. Sicinski, the only current director who was a director during 1997, attended all of such meetings.

During 1997, the Company paid those directors who are not employees of the Company or its subsidiaries a fee of $500 per month, which rate is continuing in effect during 1998. See "Approval of the 1998 Long Term Incentive Plan" for information as to options granted to directors who are not employed by the Company.

                          EXECUTIVE OFFICERS

Set forth below are the executive officers of the Company and information concerning those officers who are not also directors of the Company.


Name                            Position
----                            --------
Joseph G. Sicinski             President and chief executive officer
Edward D. Bright               Chairman of the Board
Glen R. Charles                Chief financial officer, treasurer and secretary
Frank J. Vincenti              Vice President

Mr. Glen R. Charles, 44, has been chief financial officer and treasurer of the Company and its predecessor since November 1994 and secretary of the Company since April 1998. From 1992 to November 1994, he was engaged in the private practice of accounting. For more than five years prior thereto, he was chief financial officer of Telephone Support Systems, Inc., a manufacturer of telecommunications peripheral equipment.

Mr. Frank Vincenti, 45, has been vice president of the Company since June 1998. From 1997 until May 1998, he was regional vice president for Actuim, Inc., an information technology company. For eleven years prior thereto he was vice president of CDI Corporation, technical temporary staffing and information technology company.

EXECUTIVE COMPENSATION

Set forth below is information with respect to compensation paid or accrued by the Company for 1997, 1996 and 1995 to its chief executive officer and to each other officer whose compensation exceeded $100,000 for 1997.

                           Summary Compensation Table

                         Annual Compensation   Long-Term
                                               Compensation        (Awards)
Name and Principal                             Restricted Stock  Options,SARS
  Position           Year   Salary    Bonus    Awards (Dollars)    (Number)

Lewis S. Schiller,
  CEO-1             1997    --        --       --                  25,000-2
                    1996    --        --       --                  92,499-2
                    1995    --        --       --                  --

Joseph G. Sicinski,
  President         1997  243,000    96,000    --                  90,000-3
                    1996  195,500     --       --                 199,999-3
                    1995  178,000     --       --                  41,666-3

1 Mr. Schiller resigned as an officer and director of the Company in April 1998. Mr. Schiller has received no compensation from the Company. During the years ended December 31, 1997, 1996 and 1995, the total compensation paid or accrued by Consolidated to Mr. Schiller was $974,000, $340,000 and $250,000, respectively.

2 Represents, in 1997, an incentive stock option to purchase 25,000 shares of Common Stock at $3.875 per share. Represents, in 1996, warrants to purchase 66,666 shares of Common Stock at $7.50 per share, an incentive stock option to purchase 25,000 shares of Common Stock at $6.75 per share and a non-qualified stock option to purchase 833 shares at $6.186 per share. Such options and warrants were granted at the fair market value on the date of grant. In April 1998, in connection with his resignation as an officer and director of the Company, the options held by Mr. Schiller were canceled. The warrants held by Mr. Schiller were not affected by his resignation.

3 Represents, in 1997, an incentive stock option to purchase 90,000 shares of Common Stock at $3.875 per share. Represents, in 1996, warrants to purchase 66,666 shares of Common Stock at $7.50 per share and a non-qualified stock option to purchase 133,333 shares of Common Stock at $6.75 per share. Represents, in 1995, an incentive stock option to purchase 41,666 shares of Common Stock at $12.75 per share. The options granted in 1995 were canceled in connection with the grant of stock options in 1996. Such options and warrants were granted at the fair market value on the date of grant.

Employment Contracts, Compensation Agreements and Termination of Employment and Change in Control Arrangements

In October 1997, Mr. Joseph G. Sicinski entered into a five-year employment agreement with the Company pursuant to which he received annual compensation of $260,000, subject to an annual cost of living increase. In addition, he is entitled to a bonus of 5% of the Company's income before taxes, all non-cash adjustments and all payments to Consolidated, provided, that such bonus shall not exceed 200% of his annual salary. The Company also provides Mr. Sicinski with an automobile which he may use for personal use. This agreement replaced his prior employment agreement dated September 1, 1996, which provided him with an annual base salary of $234,000 and a bonus of 5% of the Company's income before income taxes, but not more than 200% of his salary. The September 1996 agreement replaced an employment agreement dated January 1995, which provided him with an annual base salary of $180,000 and a bonus of 5% of the Company's income before income taxes, but not more than 200% of his salary.

The annual salary payable by Consolidated to Mr. Schiller pursuant to his employment agreement with Consolidated was $250,000, subject to a cost of living increase, prior to September 1, 1996. Effective September 1, 1996, Mr. Schiller's annual salary from Consolidated was increased to $500,000. In addition, Mr. Schiller's employment agreement provided him with incentive compensation from Consolidated based on the results of Consolidated's operations and Mr. Schiller owned 10% of Consolidated's or SISC's equity interest in each of their operating subsidiaries and investments. Mr. Schiller has received 10% of SISC's equity interest in the Company for nominal consideration. Mr. Schiller has also received 10% of other securities owned by SISC, including securities of other subsidiaries of SISC. In April 1998, in connection with his resignation as an officer and director of Consolidated and its subsidiaries, including the Company, Consolidated purchased Mr. Schiller's employment contract, as a result of which the agreement is no longer in effect.

Option Exercises and Outstanding Options

The following table sets forth information concerning the exercise of options and warrants during the year ended December 31, 1997 and the year-end value of options held by the Company's officers named in the Summary Compensation Table. No stock appreciation rights ("SARs") have been granted.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

                                           Number of
                                           Securities        Value of
                                           Underlying        Unexercised In-
                                           Unexercised       the- Money
                                           Options at Fiscal Options at Fiscal
                                           Year End -1       Year End-2

                 Shares Acquired  Value    Exercisable/      Exercisable/
Name             Upon Exercise   Realized  Unexercisable     Unexercisable
----              -------------  --------  -------------     -------------
Lewis S. Schiller       --           --     209,166-3         $ 53,000/
                                             --                 --
Joseph G. Sicinski      --           --     334,945-4/         110,000/
                                             38,388             82,000

1 Includes options which became exercisable on January 1, 1998.

2 Based on the closing price per share of Common Stock on December 31, 1997, which was $6.00.

3 Represents warrants to purchase 158,333 shares of Common Stock at $7.50 per share, incentive stock options to purchase 25,000 shares of Common Stock at $6.75 per share and 25,000 shares at $3.875 per share, and non-qualified stock options to purchase 833 shares of Common Stock at $6.186 per share. The stock options were canceled in April 1998. The warrants owned by Mr. Schiller include warrants transferred to him by SISC.

4 Represents warrants to purchase 150,000 shares of Common Stock at $7.50 per share, a non-qualified stock option to purchase 133,333 shares of Common Stock at $6.75 per share, and an incentive stock option to purchase 51,612 shares of Common Stock at $3.875 per share.

See "Approval of the 1998 Long-Term Incentive Plan" for information concerning the Company's stock option plans, including option grants made subsequent to December 31, 1997.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company holds 1,000 shares of a series of preferred stock of Consolidated (the "Consolidated Preferred Stock"), which were issued by Consolidated in September 1995 in connection with the transfer by the Company to SISC of the stock of WWR Technology, Inc. ("WWR"), which was a subsidiary of the Company in a business not related to the Company's principal business. The shares of Consolidated Preferred Stock were issued by Consolidated to the Company in satisfaction of obligations of approximately $2.1 million due by WWR to the Company. At December 31, 1997, such shares of Consolidated Preferred Stock were automatically convertible at September 30, 2000 into such number of shares of Consolidated's common stock as has a value on such date of $2.1 million. In April 1998, the terms of the Consolidated Preferred Stock were amended, with the consent of the Company, to eliminate the provision for an automatic conversion and to provide Consolidated with the right to redeem the Consolidated Preferred Stock for $2.1 million and give the Company the right to require Consolidated to redeem the Consolidated Preferred Stock for $2.1 million. As of the date of this Proxy Statement, neither Consolidated nor the Company has taken any action relating to the redemption of such preferred stock.

The Company has from time to time made advances to three subsidiaries of SISC which are not owned or controlled by the Company (the ASISC Affiliates@). Such advances were approximately $1.7 million and $1.5 million at December 31, 1997 and 1996, respectively. The amounts outstanding on such dates represent the largest amounts outstanding during the respective periods ending on such dates. The Company cannot estimate whether or when the SISC Affiliates will pay the amounts due the Company because of their lack of available working capital, and, accordingly, are treated as long term receivables. Advances to the SISC
Affiliates may continue, although the Company has no plans to make any such advances and has not made any such advances during 1998. In addition, during 1997, the Company paid the compensation and benefits of certain non-executive employees who perform services for both the Company one of the SISC Affiliates which shared common space with the Company. The amount allocated to such SISC Affiliate, which is approximately $150,000 per annum, is included in the amount due from the SISC Affiliates. As of December 31, 1997, the Company was no longer providing such services.

The Company has an agreement dated January 1, 1995 with Consolidated, through a subsidiary, pursuant to which the Company paid such subsidiary $10,000 per month during 1997 for management services. Effective February 1, 1998, the monthly payment was increased to $15,000. Neither SISC, Consolidated nor any of their employees, including Mr. Lewis S. Schiller, who was chairman of the board and chief executive officer of the Company until his resignation in April 1998, received any compensation from the Company.

In July 1997, SISC sold 258,333 shares of Common Stock to Mr. Sicinski for $1.625 per share, which was the market price on the date of sale. Mr. Sicinski issued his five-year non-recourse promissory note in payment of the shares. In August 1997, SISC transferred to Mr. Sicinski a warrant to purchase 83,334 shares of Common Stock at $7.50 per share. SISC and Mr. Sicinski also canceled, ab initio, an option granted by SISC to Mr. Sicinski to purchase 133,333 shares of Common Stock from SISC at $1.50 per share.

In July 1997, SISC also transferred 85,006 shares of Common Stock to three key employees of Consolidated and certain of its subsidiaries, including Mr. Lewis
S. Schiller, who was then chairman of the board and chief executive officer of the Company and Consolidated, who received 24,172 shares, and Ms. Grazyna B. Wnuk, who was then the secretary of the Company and secretary and a director of Consolidated, who received 35,834 shares of Common Stock.

In connection with the resignation in April 1998 of Mr. Lewis S. Schiller as an officer and director, Messrs. Norman J. Hoskin and E. Gerald Kay as directors and Ms. Grazyna B. Wnuk as secretary, the Company and such persons exchanged general releases.

Conflicts of Interest

Messrs. Edward D. Bright, Donald Chaifetz and Seymour Richter, who are directors of the Company, are the only directors of Consolidated. The Consolidated Preferred Stock, which is owned by the Company, may be redeemed by Consolidated for $2.1 millions by action by Consolidated's board of directors and redemption may be demanded by the Company by action of its Board of Directors. In addition, of the money owed by the SISC Affiliates, approximately $340,000 is owed by Consolidated directly and approximately $1.1 million is owed by Arc Networks, Inc. ("Arc"), a subsidiary of Consolidated which had a negative working capital at March 31, 1998 and does not presently have the funds to make such payment. As a result, such individuals have the power to determined when and whether the Consolidated Preferred Stock is redeemed by Consolidated or redemption is demanded by the Company as well as the timing of payment of the money due to the Company by Consolidated on its own behalf of on behalf of Arc.

Performance Graph

The following graph, based on data provided by the Center for Research in Security Prices, shows changes in the value of $100 invested in February 1994, when the Company completed its initial public offering, of: (a) shares of Company Common Stock; (b) the Nasdaq stock index (US companies); and (c) an SIC peer group consisting of companies in the personnel supply services industry. The year-end values of each investment are based on compounded daily returns that include all dividends. Total stockholder returns from each investment can be calculated from the year-end investment values shown beneath the graph provided below.

COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURNS

                                1992    1993    1994    1995    1996    1997
Trans Global Services, Inc.                     57.7    32.1   32.01     17.1
Nasdaq Market Index             85.7    98.4    96.2   136.0   167.3    205.4
Peer Group Index               101.9    92.9   101.7   156.1   202.6    239.2

The index level for all indices was set at 100.0 on February 15, 1994.

          APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Board of Directors has proposed an amendment to the Company's certificate of incorporation which would amend the Company's certificate of incorporation by decreasing the number of authorized shares of preferred stock, par value $.01 per share, from 20,000,000 shares to 5,000,000 shares and decreasing the number of authorized shares of Common Stock, par value $.01 per share, from 50,000,000 shares to 25,000,000 shares. The adoption of the amendment would not effect any change in the Company's outstanding Common Stock.

Financial Statements

The audited financial statements for the year ended December 31, 1997 and 1996 together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Annual Report, and unaudited financial statements together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Form 10-Q Quarterly Report for the three months ended March 31, 1998, are incorporated by reference in this Proxy Statement

Vote Required

The amendment to the certificate of incorporation requires the approval of the holders of a majority of the outstanding shares of Common Stock.

Discussion of the Amendment

At the 1997 Annual Meeting of Stockholders, the stockholders also approved a one-for-six reverse split of the Common Stock, which became effective in June 1997 and reduced the number of outstanding shares of Common Stock from 22,918,331 shares to 3,819,716 shares and the number of shares of Common Stock reserved for issuance was reduced from approximately 7,700,000 shares to approximately 1,300,000 shares. There are presently no shares of Preferred Stock outstanding, and the Company has no commitments or understandings with respect to the issuance of any shares of Preferred Stock or the creation of any series of Preferred Stock. The Board of Directors believes that the reduced number of authorized shares of Preferred Stock and Common Stock will provide it with sufficient shares of Common Stock to satisfy its presently anticipated requirements for Common Stock. In the event that the board deems it appropriate to issue shares of Preferred Stock in excess of 5,000,000 or shares of Common Stock in excess of the 25,000,000 authorized shares, it will seek stockholder approval for such increase.

In addition, the Board of Directors believes that the reduction in authorized shares of Common Stock could provide the Company with considerable savings in franchise taxes.

The rights of the holders of Common Stock will not be affected by the amendment.

The Board of Directors recommends a vote FOR the amendment to the Company's certificate of incorporation.

                APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN

The Board of Directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for the Company to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, in June 1998, the Board of Directors adopted, subject to stockholder approval, the 1998 Long-Term Incentive Plan (the "1998 Plan"), covering 350,000 shares of Common Stock.

The Company has three other stock option plans, two of which have been terminated. In 1993, the Company adopted the 1993 Stock Incentive Plan (the "1993 Plan"), covering an aggregate of 25,000 shares of Common Stock. Options to purchase 20,683 shares of Common Stock were granted at exercise prices of $18.00 as to 9,083 shares, $30.00 as to 2,433 shares and $30.00 as to 9,166 shares. The exercise price of all of such options was reduced to $13.50 per share in February 1995. As of December 31, 1997, options to purchase 1,691 shares had expired unexercised. No options under the 1993 Plan had been exercised. The 1993 Plan was terminated in June 1998. In January 1995, the Board of Directors adopted the 1995 Stock Incentive Plan (the "1995 Plan"), pursuant to which stock options and stock appreciation rights can be granted with respect to 50,833 shares of Common Stock. At December 31, 1997, options to purchase 48,333 shares of Common Stock were granted pursuant to the 1995 Plan, of which options to purchase 42,500 shares had been exercised and options to purchase 5,833 shares at an exercise price of $3.00 per share were outstanding. The 1995 Plan was terminated in June 1998. The termination of the 1993 Plan and the 1995 Plan did not affect any options which were outstanding under the plans.

In May 1995, the Board of Directors adopted, and, in March 1996, the stockholders approved the 1995 Long-Term Incentive Plan (the "1995 Incentive Plan"), initially covering 83,333 shares of Common Stock. In April 1996, the Board of Directors approved, and in November 1996, the stockholders approved, an amendment to the 1995 Incentive Plan which increased the number of shares of Common Stock currently subject to the 1995 Incentive Plan to 434,333 shares. The number of shares of Common Stock subject to the 1995 Incentive Plan automatically increased by 5% of any shares of Common Stock issued by the Company other than shares issued pursuant to the 1995 Incentive Plan. At December 31, 1997, options to purchase 434,333 shares of Common Stock were outstanding under the 1995 Incentive Plan. During 1998, options to purchase 50,833 shares of Common Stock, which were held by Mr. Lewis S. Schiller, formerly chairman of the board and chief executive officer of the Company, were canceled, and options to purchase 50,000 shares of Common Stock were granted.

The Company's stock option plans are administered by a committee (the "Committee") of at least two non-employee directors appointed by the board. The compensation committee serves as the Committee under the various stock option plans. Any member or alternate member of the Committee shall not be eligible to receive options or stock under the 1995 Incentive Plan (except as to the annual automatic grant of options to directors) or the 1998 Plan (except for the initial option grants as provided in the 1998 Plan and the annual automatic grant of options to non-employee directors). The Committee has broad discretion in determining the persons to whom stock options or other awards are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. If no Committee is appointed, the functions of the Committee shall be performed by the Board of Directors. The compensation committee consists of Messrs. Edward D. Bright, Donald Chaifetz and Seymour Richter.

Set forth below is a summary of the 1998 Plan, but this summary is qualified in its entirety by reference to the full text of the 1998 Plan, as amended, a copy of which is included as Exhibit A to this Proxy Statement. The Plan, which expires in June 2008 unless terminated earlier by the Board of Directors, gives the Board of Directors broad authority to modify the Plan, and, in particular, to eliminate any provisions which are not required in order to meet the requirements of Rule 16b-3 of the Securities and Exchange Commission pursuant with the Securities Exchange Act of 1934, as amended.

The 1998 Plan is authorized for 350,000 shares of the Common Stock. If shares subject to an option under the 1998 Plan cease to be subject to such option, or if shares awarded under the 1998 Plan are forfeited or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future issuance under the 1998 Plan. The 1998 Plan imposes no limit on the number of officers and other key employees to whom awards may be made.

Awards under the 1998 Plan may be made to key employees, including officers and directors of the Company and its subsidiaries, consultants and others who perform services for the Company and its subsidiaries, except that directors who are not employed by the Company or its subsidiaries or are not otherwise engaged by the Company are not eligible for options under the 1998 Plan, except that the 1998 Plan provides for (i) the grant on June 3, 1998, the date the 1998 Plan was adopted by the Board of Directors, to each non-employee director other than the chairman of the board of a non-qualified stock option to purchase 10,000 shares of Common Stock, (ii) the grant on June 3, 1998 to the chairman of the board of a non-qualified stock option to purchase 20,000 shares of Common Stock, and
(iii) the automatic grant to each non-employee directors of a nonqualified options to purchase 5,000 shares of Common Stock on April 1st of each year, commencing April 1, 1999. The options granted to non-employee directors as well as the options to be granted pursuant to the annual grant have a term of five years from the date of grant and become exercisable as to 50% of the shares of Common Stock subject to the option six months from the date of grant and as to the remaining shares of Common Stock twelve months from the date of grant. The options granted to the non-employee directors on June 3, 1998 have an exercise price of $4.00 per share, which was the fair market value such date. Messrs. Edward D. Bright, Donald Chaifetz, James L. Conway and Seymour Richter are the directors who qualify as non-employee directors under the 1998 Plan as of the date of this Proxy Statement.

In June 1998, incentive stock options to purchase 115,000 shares at $4.00 per share were granted under the 1998 Plan (65,000 shares) and the 1995 Incentive Plan (50,000 shares), of which options to purchase an aggregate of 40,000 shares were granted to two officers, and a non-qualified stock option to purchase 60,000 shares of Common Stock at $4.00 per share was granted to Mr. Joseph G. Sicinski, president, chief executive officer and a directorof the Company. All such options become exercisable as to 50% of the shares of Common Stock subject to the option six months from the date of grant and as to the remaining shares of Common Stock twelve months from the date of grant.

Both the initial option grants and the annual automatic option grants to non-employee directors are non-qualified stock options and have a term of five years and become fully exercisable six months from the date of grant provided that the option holder is a director on such date, except that they become immediately exercisable if a change of control, as defined in the 1998 Plan, should occur.

The Committee has the authority to grant the following types of awards under the 1998 Plan: incentive or nonqualified stock options; stock appreciation rights; restricted stock; deferred stock; stock purchase rights and/or other stockbased awards. The 1998 Plan is designed to provide the Company with broad discretion to grant incentive stockbased rights.

Tax consequences of awards provided under the 1998 Plan are dependent upon the type of award granted. The grant of an incentive or non-qualified stock options does not result in any taxable income to the recipient or deduction to the Company. Upon exercise of a non-qualified stock option, the recipient recognizes income in the amount by which the fair market value on the date of exercise exceeds the exercise price of the option, and the Company receives a corresponding tax deduction. In the case of an incentive stock option, no income is recognized to the employee, and no deduction is available to the Company, if the stock issued upon exercise of the option is not transferred within two years from the date of grant or one year from the date of exercise, whichever occurs later. However, the exercise of an incentive stock option may result in additional taxes through the application of the alternative minimum tax. In the event of a sale or other disqualifying transfer of stock issued upon exercise of an incentive stock option, the employee realizes income, and the Company receives a tax deduction, equal to the amount by which the lesser of the fair market value at the date of exercise or the proceeds from the sale exceeds the exercise price. The issuance of stock pursuant to a stock grant results in taxable income to the recipient at the date the rights to the stock become nonforfeitable, and the Company receives a deduction in such amount. However, if the recipient of the award makes an election in accordance with the Internal Revenue Code of 1986, as amended, the amount of his or her income is based on the fair market value on the date of grant rather than the fair market value on the date the rights become nonforfeitable. When compensation is to be recognized by the employee, appropriate arrangements may be required to be made with respect to the payment of withholding tax.

The following table sets forth information concerning options granted during the year ended December 31, 1997 pursuant to the Company's 1995 Incentive Plan. No SARs were granted.

                Option Grants in Year Ended December 31, 1997
                                             Percent of
                            Number of        Total Options
                            Shares           Grant to
                            Underlying       Employees in    Exercise Price
Name                        Options Granted  Fiscal Year     Per Share       Expiration Date

Lewis S Schiller              25,000         11.4%          $3.875            10/28/02
Joseph G.Sicinski             90,000         41.2%           3.875            10/28/02
All current executive
 officers-1                  110,000         50.3%           3.875            10/28/02
All non-officer directors-2    2,499          1.1%           6.186             1/31/07
All other employees           81,000         37.1%           3.875            10/28/02

1 Includes Mr. Sicinski and does not include Mr. Schiller, who resigned on April
2, 1998.

2 These options were automatically  granted pursuant to the 1995 Incentive Plan.
None of such non-officer directors is currently a director of the Company.

The following table sets forth information concerning options granted pursuant to the 1998 Plan as of June 30, 1998. No SARs were granted.

                      1998 Long-Term Incentive Plan
                                Number of Shares              Exercise Price Per
Name and Position             Underlying Options Granted       Share
-----------------          --------------------------       ------------------
Joseph G. Sicinski, president      60,000                      $4.00
 and chief executive officer
All current executive officers    100,000                       4.00
Edward D. Bright                   20,000                       4.00
Donald Chaifetz                    10,000                       4.00
James L. Conway                    10,000                       4.00
Seymour Richter                    10,000                       4.00
All other employees-1              75,000                       4.00

1 Includes options to purchase 50,000 shares of Common Stock issued pursuant to the 1995 Incentive Plan contemporaneously with the grant of options pursuant to the 1998 Plan.

Vote Required

The proposal to approve the 1998 Plan requires the approval of a majority of the shares of Common Stock present and voting, provided that a quorum is present.

The Board of Directors recommends a vote FOR the proposal.


                      SELECTION OF INDEPENDENT AUDITORS

It is proposed that the stockholders approve the selection of Moore Stephens, P.C. as the independent public accountants for the Company for the year ending
December 31, 1998.  The Board of Directors  has approved the  selection of Moore
Stephens, P.C. as the Company's independent public accountants. However, in the event approval of the proposal is not obtained, the selection of the independent auditors will be reconsidered by the Board of Directors.

Moore Stephens, P.C., previously named Mortenson and Associates,  P.C., has been
the  independent   certified   public   accountants  for  the  Company  and  its
predecessors  since  December  1992,  and their report is included in the Annual
Report.  At no time since their  engagement have they had any direct or indirect financial  interest  in or  any  connection  with  the  Company  or  any  of its subsidiaries other than as independent accountants.

Representatives of Moore Stephens, P.C. are expected to be present at the Annual
Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

Vote Required

The proposal to approve the selection of Moore Stephens, P.C., as the Company's independent accountants requires the approval of a majority of the shares of Common Stock present and voting, provided that a quorum is present.

The Board of Directors recommends a vote FOR the proposal.

                       INCORPORATION BY REFERENCE

The Company incorporates into this Proxy Statement the audited financial statements for the years ended December 31, 1997 and 1996 together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Annual Report, and unaudited financial statements for the quarter ended March 31, 1998, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Form 10-Q for the three months ended March 31, 1998. A copy of the Annual Report is being mailed to stockholders of record on the Record Date concurrently with the mailing of this Proxy Statement. Additional copies of the Annual Report and copies of the Form 10-Q will be provided by the Company without charge upon request. Requests for copies of the Annual Report or Form 10-Q should be made as provided under "Other Matters."



OTHER MATTERS

Any proposal which a stockholder wishes to present at the 1999 Annual Meeting of Stockholders must be received by the Company at its executive offices at 1393 Veterans Memorial Highway, Hauppauge, New York 11788, not later than March 31, 1999.

Copies of the Company's Form 10-K for the year ended December 31, 1997 and Form 10-Q for the quarter ended March 31, 1998, without exhibits, may be obtained without charge by writing to Mr. Glen R. Charles, Chief Financial Officer, Trans Global Services, Inc., 1393 Veterans Memorial Highway, Hauppauge, New York 11788. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents the Company's reasonable cost on furnishing such exhibits.

The Board of Directors does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


                                          By Order of the Board of Directors

                                          Joseph G. Sicinski
                                          President

July 8, 1998

EXHIBIT A
                          TRANS GLOBAL SERVICES, INC.
                        1998 Long-Term Incentive Plan

1.       Purpose; Definitions.

The purpose of the Trans Global Services, Inc. 1998 Long-Term Incentive Plan (the "Plan") is to enable Trans Global Services, Inc. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company's stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Affiliate" means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) "Board" means the Board of Directors of the Company.

(c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(d) "Cause" means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or, if the participant has an employment agreement with the Company, a Subsidiary or Affiliate, an event which constitutes "cause" as defined in such employment agreement.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) "Commission" means the Securities and Exchange Commission or any successor thereto.

(g) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(h) "Company" means Trans Global Services, Inc., a Delaware corporation, or any successor corporation.

(i) "Deferred Stock" means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

(j) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

(k) "Early Retirement" means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(m) "Fair Market Value" means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

(n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

(o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Non-Employee Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate.

(p) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(q) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

(r) "Other Stock-Based Award" means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(s) "Plan" means this Trans Global Services, Inc. 1998 Long-Term Incentive Plan, as hereinafter amended from time to time.

(t) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(u)  "Retirement" means Normal Retirement or Early Retirement.

(v) "Stock" means the Common Stock, par value $.01 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company's certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(w) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Paragraph 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

(x) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(y) "Stock Purchase Right" means the right to purchase Stock pursuant to Section 9 of the Plan.

(z) "Subsidiary" means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Paragraphs 11(b), (c) and (d) of the Plan.

2.       Administration.

(a) The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to so administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board. Notwithstanding the foregoing, in the event that the Company is not subject to the Exchange Act or in the event that the administration of the Plan by a Committee of Non-Employee Directors is not required in order for the Plan to meet the test of Rule 16b-3 of the Commission under the Exchange Act, or any subsequent rule, then the Committee need not be composed of Non-Employee Directors.

(b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan:
Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

(i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

(iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

(v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Paragraph 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

(vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

(vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

(viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

(ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

(c) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(d) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.       Stock Subject to Plan.

(a) The total number of shares of Stock reserved and available for distribution under the Plan shall be three hundred fifty thousand (350,000) shares of Common Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

(b) Subject to Paragraph 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4.       Eligibility.

(a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Paragraph 4(b) of the Plan, Non-Employee Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

(b) (i) On the date of the adoption of the Plan, there shall be granted (A) to each person who is a Non- Employee Director, other than the chairman of the board of the Company, a non-qualified stock option to purchase ten thousand (10,000) shares of Common Stock and (B) to the chairman of the board a non-qualified stock option to purchase twenty thousand (20,000) shares of Common Stock. Such options shall have an exercise price per share equal to the Fair Market Value of one share of Common Stock on the date of grant.

(ii) On each April 1 of each year, commencing April 1, 1999, each person who is a Non-Employee Director on such date shall automatically be granted a nonqualified option to purchase five thousand (5,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors at such date). Such options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Common Stock.

(iii) The non-qualified options granted pursuant to Paragraphs 4(b)(i) and (ii) of the Plan shall become exercisable cumulatively as to fifty percent (50%) of the shares of Common Stock subject to the option six (6) months from the date of grant and shall become exercisable as to the remaining fifty percent (50%) of such shares twelve (12) months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) twelve (12) months from the date such Non-Employee Director ceases to be a director of the Company if such Non-Employee Director ceases to be a director because of his death or Disability or (iii) seven (7) months from the date such Non-Employee Director ceases to be a director if such Non-Employee Director ceases to be a director other than as a result of his death or Disability. The provisions of this Paragraph 4(b) may not be amended more than one (1) time in any six (6) month period other than to comport with changes in the Code or the Employee Retirement Income Security Act ("ERISA") or the rules thereunder.


5.       Stock Options.

(a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv) Method of Exercise.
(A) Subject to whatever installment exercise provisions apply under Paragraph 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

(B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

(C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

(D) Subject to Paragraph 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Paragraph 14(a) of the Plan.

(v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

(vi) Termination by Death. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii) Termination by Reason of Disability or Retirement. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

(ix) Incentive Stock Options.

(A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

(B) To the extent required for "incentive stock option" status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Paragraph 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

(C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(I) If (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Paragraphs 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(II) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6.       Stock Appreciation Rights.

(a) Grant and Exercise.

(i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

(ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

(iii) A Stock Appreciation Right may be exercised by an optionee, subject to Paragraph 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Paragraph 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Paragraph 5(b)(v) of the Plan.

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

(vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7. Restricted Stock.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Paragraph 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates.

(i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

(iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Paragraph 7(b)(ii).

(iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii) Except as provided in this paragraph 7(c)(ii) and Paragraph 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Paragraph 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

(iii)  Subject to the  applicable  provisions  of the award  agreement  and this
Section 7, upon termination of a participant"s employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8. Deferred Stock.

(a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Paragraph 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b) Terms and Conditions.  The shares of Deferred Stock awarded pursuant to this
Section 8 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Paragraph 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

(ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

(iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

(v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

(vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

(c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9. Stock Purchase Rights.

(a) Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

(i) at its Fair Market Value on the date of grant;

(ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

(iii) at an amount equal to Book Value on such date; or

(iv) at an amount equal to the par value of such Stock on such date.

The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

(b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty
(60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Paragraph 9(a) of the Plan.

10. Other Stock-Based Awards.

(a) Administration.

(i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company's certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

(ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section-10.

(v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

(vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11.      Change in Control Provisions.

(a) Impact of Event. In the event of a "Change in Control," as defined in Paragraph 11(b) of the Plan, or a "Potential Change in Control," as defined in Paragraph 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested, shall be purchased by the Company ("cashout") in a manner determined by the Committee, in its sole discretion, on the basis of the "Change in Control Price" as defined in Paragraph 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

(b) Definition of "Change in Control". For purposes of Paragraph 11(a) of the Plan, a "Change in Control" means the happening of any of the following:

(i) When any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Common Stock (or securities convertible into Common Stock or upon the exercise of which shares of Common Stock may be issued) to such persons; or

(ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Paragraph 11(b)(ii); or

(iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

(c) Definition of Potential Change in Control. For purposes of Paragraph 11(a) of the Plan, a "Potential Change in Control" means the happening of any one of the following:

(i)  The  approval  by  stockholders  of  an  agreement  by  the  Company,   the
consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

(ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(d) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by NASDAQ, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation
Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Paragraph 11(a)(iii).

12.      Amendments and Termination.

(a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c) Subject to the provisions of Paragraphs 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13.      Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

14.      General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15.      Effective Date of Plan.

The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16.      Term of Plan.

Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.

PROXY

                           TRANS GLOBAL SERVICES, INC.

               1998 Annual Meeting of Stockholders -- August 13, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph G. Sicinski and Glen R. Charles or either one of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 1998 Annual Meeting of Stockholders of Trans Global Services, Inc. (the "Company"), to be held at 9:00 a.m., local time, on Thursday, August 13, 1998, at the offices of the Company, 1393 Veterans Memorial Highway, Hauppauge, New York 11788, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1)    To elect the following five (5) directors:

Joseph G. Sicinski, Edward D. Bright, Donald Chaifetz, James L. Conway and
 Seymour Richter

 [ ]    FOR all nominees listed above (except as marked to the contrary below).

 [ ]    Withhold authority to vote for all nominees listed above.

INSTRUCTION:  To withhold authority to vote for any individual nominee, print that nominee's name below.


(2) To approve an amendment to the Company's certificate of incorporation to decrease the number of shares of authorized preferred stock, par value $.01 per share, from 20,000,000 shares to 5,000,000 shares and to decrease the number of shares of authorized common stock, par value $.01 per share, from 50,000,000 shares to 25,000,000 shares.


FOR [ ]              AGAINST [ ]                ABSTAIN [ ]

(3)  To approve the 1998 Long-Term Incentive Plan.

FOR [ ]              AGAINST [ ]                ABSTAIN [ ]


(4) To approve the selection of Moore Stephens, P.C. as the independent certified public accountants of the Company for the year ending December 31, 1998:

all as set forth in the Proxy Statement, dated July 8, 1998.

TRANS GLOBAL SERVICES, INC. AND SUBSIDIARIES
PROXY STATEMENT [Continued]

The shares represented by this proxy will be voted on Items 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1, 2, 3 and 4.

If you plan to attend the meeting please indicate below:

I plan to attend the meeting [ ]

Dated:                              , 1998



--------------------------------------


--------------------------------------
(Signature(s))

Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.